                                                                   EXHIBIT 10.65

THE WARRANT SECURITIES TO BE RECEIVED UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER ANY STATE SECURITIES LAWS. THE WARRANT SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED, WHETHER OR NOT FOR CONSIDERATION, IN THE ABSENCE OF (1) AN EFFECTIVE REGISTRATION STATEMENT AND QUALIFICATION WITH RESPECT TO THE WARRANT SECURITIES UNDER THE SECURITIES ACT AND UNDER ANY APPLICABLE STATE SECURITIES LAWS OR (2) AN EXEMPTION FROM SUCH QUALIFICATION AND REGISTRATION.

THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF ARE SUBJECT TO THE TERMS AND PROVISIONS OF A WARRANT AGREEMENT DATED AS OF OCTOBER 14, 1999, BETWEEN EASYRIDERS, INC. AND SIENA CAPITAL PARTNERS, L.P. (AS THE SAME MAY BE SUPPLEMENTED, MODIFIED, AMENDED, EXTENDED OR RESTATED FROM TIME TO TIME, THE "WARRANT AGREEMENT"). AMONG OTHER THINGS, THE WARRANT AGREEMENT CONTAINS PROVISIONS FOR RESTRICTIONS ON TRANSFER AND REGISTRATION RIGHTS. COPIES OF THE WARRANT AGREEMENT ARE AVAILABLE AT THE EXECUTIVE OFFICES OF THE COMPANY.

                         COMMON STOCK PURCHASE WARRANT
                         -----------------------------

                           ------------------------

Capitalized terms used and not otherwise defined in this Warrant shall have the meanings respectively assigned to them in the Warrant Agreement referred to in the legend above.

EASYRIDERS, INC., a Delaware corporation (the "Company"), having its executive
                                               -------
offices at 28210 Dorothy Drive, Agoura Hills, California 91301, does hereby certify and agree that, for good and valuable consideration (the existence, sufficiency and receipt of which are hereby acknowledged by the Company), SIENA CAPITAL PARTNERS, L.P., a California limited partnership, its successors and assigns ("Holder"), hereby is entitled to purchase from the Company, during the
          ------
term set forth in Section 1 hereof, up to an aggregate amount of 100,000 shares (vesting on April 14, 2000), as adjusted from time to time pursuant to the terms of this Warrant and the Warrant Agreement (the "Exercise Quantity"), of duly
                                                -----------------
authorized, validly issued, fully paid and non-assessable shares of Common Stock, par value US$.001 per share, of the Company (the "Common Stock"), all
                                                         ------------
upon the terms and provisions and subject to adjustment of such Exercise Quantity provided in the Warrant Agreement and this Common Stock Purchase Warrant (the "Warrant"). The exercise price per share of Common Stock for which
              -------
this Warrant is exercisable shall be ONE CENT ($.01), as adjusted from time to time pursuant to the terms of this Warrant and the Warrant Agreement (the "Exercise Price"). In the event that all principal, interest and other amounts
 --------------
owing under the Note (and the Securities Purchase Agreement) have been repaid in full on or before April 14, 2000, the Exercise Quantity shall be reduced to zero and this Warrant shall be null and void. In the event that all principal, interest and other amounts owing under the Note (and the Securities Purchase Agreement) have not been repaid in full on or before July 14, 2000 the Exercise Quantity shall be increased by an additional 300,000 shares to a total of 400,000 shares, subject to adjustment as provided in the Warrant Agreement, and such Exercise Quantity shall further be increased by an additional 100,000 shares to a total of 500,000 shares in the event that all principal, interest and other amounts owing under the Note (and the Securities Purchase Agreement) have not been repaid in full on or before October 14, 2000. The Exercise Quantity shall further be increased by an additional 150,000 shares on the 14th day of each month after October 2000 in the event that all principal, interest and other amounts owing under the Note (and the Securities Purchase Agreement) have not been repaid in full on or before such date. In the event that the Exercise Quantity is adjusted for any reason pursuant to the Warrant Agreement, an adjustment shall likewise be made in the amount of additional shares to be added to the Exercise Quantity in accordance with the preceding sentence (By way of example only, in the event the original Exercise Quantity of 100,000 is adjusted upwards to 400,000 by reason of an Adjustment Transaction, the amount of additional shares to be added to the Exercise Quantity shall be likewise increased accordingly to 400,000 shares or such other appropriate amount).

     1. Term of the Warrant. The term of this Warrant commences as of the date
        -------------------
hereof, and shall expire at 5:00 P.M., Los Angeles time, on the seventh anniversary hereof. In the event that this Warrant would expire on a day that is not a Business Day, then the term of this Warrant automatically shall be extended to 5:00 P.M., Los Angeles time, on the next succeeding Business Day.

     2. Exercise of Warrant.
        -------------------

        (a) This Warrant may be exercised by the Holder of this Warrant at any time during the term hereof, in whole or in part, from time to time (but not for fractional shares, unless this Warrant is exercised in whole), by presentation and surrender of this Warrant to the Company, together with the annexed Exercise Form duly completed and executed and payment in the aggregate amount equal to the Exercise Price multiplied by the number of shares of Common Stock being purchased. At the option of Holder, payment of the Exercise Price may be made either by (i) certified check payable to the order of the Company, (ii) surrender of certificates then held representing, or deduction from the number of shares issuable upon exercise of this Warrant, of that number of shares which has an aggregate Fair Value determined in accordance with the Warrant Agreement on the date of exercise equal to the aggregate Exercise Price for all shares to be purchased pursuant to this Warrant or (iii) by any combination of the foregoing methods. Upon the Company's receipt of this Warrant, the completed and signed Exercise Form and the requisite payment, the Company shall issue and deliver (or cause to be delivered) to the exercising Holder stock certificates aggregating the number of shares of Common Stock purchased. In the event of a partial exercise of this Warrant, the Company shall issue and deliver to the Holder a new Warrant at the same time such stock certificates are delivered, which new Warrant shall entitle the Holder to purchase the balance of the Exercise Quantity not purchased in that partial exercise and shall otherwise be upon the same terms and provisions as this Warrant.

        (b) In the event the Holder of this Warrant desires that any or all of the stock certificates to be issued upon the exercise hereof be registered in a name or names other than that of the Holder of this Warrant, the Holder must (i) so request in writing at the time of exercise if the transfer is not a registered transfer, (ii) provide to the Company an opinion of counsel reasonably satisfactory to the Company to the effect that the proposed transfer may be effected without registration under the Securities Act, and (iii) pay to the Company funds sufficient to pay all stock transfer taxes (if any) payable in connection with the transfer and delivery of such stock certificates.

        (c) Upon the due exercise by the Holder of this Warrant, whether in whole or in part, the Holder (or any other person to whom a stock certificate is to be so issued) shall be deemed for all purposes to have become the Holder of record of the shares of Common Stock for which this Warrant has been so exercised, effective immediately prior to the close of business on the date this Warrant, the completed and signed Exercise Form and the requisite payment were duly delivered to the Company, irrespective of the date of actual delivery of certificates representing such shares of Common Stock so issued.

     3. Surrender of Warrant; Expenses.
        ------------------------------

        (a) Whether in connection with the exercise, exchange, registration of transfer or replacement of this Warrant, surrender of this Warrant shall be made to the Company during normal business hours on a Business Day (unless the Company otherwise permits) at the executive offices of the Company located at 28210 Dorothy Drive, Agoura Hills, California 91301, or to such other office or duly authorized representative of the Company as from time to time may be designated by the Company by written notice given to the Holder of this Warrant.

        (b) The Company shall pay all costs and expenses incurred in connection with the exercise, registering, exchange, transfer, replacement or put of this Warrant, including the costs of preparation, execution and delivery of warrants and stock certificates, and shall pay all taxes (other than any taxes measured by the income of any Person other than the Company) and other charges imposed by law payable in connection with the transfer or replacement of this Warrant.

     4. Warrant Register; Exchange; Transfer: Loss.
        ------------------------------------------

        (a) The Company at all times shall maintain at its chief executive offices an open register for all Warrants, in which the Company shall record the name and address of each Person to whom a Warrant has been issued or transferred, the number of shares of Common Stock or other securities purchasable thereunder and the corresponding purchase prices.

        (b) This Warrant may be exchanged for two or more warrants entitling the identical Holder hereof to purchase the same aggregate Exercise Quantity at the same Exercise Price per share and otherwise having the same terms and provisions as this Warrant. The identical Holder may request such an exchange by surrender of this Warrant to the Company, together with a written exchange request specifying the desired number of warrants and allocation of the Exercise Quantity purchasable under the existing Warrant.

        (c) This Warrant may be transferred only in accordance with the provisions of Article VII of the Warrant Agreement, in whole or in part, by
              -----------
the Holder or any duly authorized representative of such Holder. A transfer may be registered with the Company by submission to it of this Warrant, together with the annexed Assignment Form duly completed and executed, and if the transfer is not a registered transfer, an opinion of counsel reasonably satisfactory to the Company. Within five (5) Business Days after the Company's receipt of this Warrant and the Assignment Form so completed and executed, the Company will issue and deliver to the transferee a new Warrant representing the portion of the Exercise Quantity transferred at the same Exercise Price per share and otherwise having the same terms and provisions as this Warrant, which the Company will register in the new Holder' s name.

        (d) Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of this Warrant, and (a) in the case of loss, theft or destruction, upon receipt by the Company of indemnity reasonably satisfactory to it (provided that, if the owner of the same is a commercial bank or an institutional lender or investor, its own agreement of indemnity shall be deemed to be satisfactory), or (b) in the case of mutilation, upon surrender and cancellation thereof, the Company, at its expense, will execute, register and deliver, in lieu thereof, a new certificate or instrument for (or covering the purchase of) this Warrant.

        (e) The Company will not close its books against the transfer of this Warrant or any of the Warrant Securities in any manner which interferes with the timely exercise of this Warrant. The Company will from time to time take all such action as may be necessary to assure that the par value per share of the unissued Common Stock acquirable upon exercise of this Warrant is at all times equal or less than the Exercise Price then in effect.

     5. Rights and Obligations of the Company and the Holder. The Company and
        ----------------------------------------------------
the Holder of this Warrant is entitled to the rights and bound by the obligations set forth in the Warrant Agreement, all of which rights and obligations are hereby incorporated by reference herein. This Warrant shall not entitle its Holder to any rights of a stockholder in the Company (other than as provided in Section 2(c) of this Warrant and the Warrant Agreement).
            ------------

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                                       4

     IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized representative and its corporate seal, if any, to be impressed hereupon and attested to by its Secretary or Assistant Secretary.

                                    EASYRIDERS, INC.,
                                    a Delaware corporation



                                    By: /s/ J. Robert Fabregas
                                        -----------------------------
                                        Name:  J. Robert Fabregas
                                        Title: Chief Financial Officer



Attest:


/s/ J. Robert Fabregas
-----------------------------
Secretary J. Robert Fabregas

                             COMMON STOCK WARRANT
                             --------------------

                                 EXERCISE FORM
                                 -------------

------------------------
------------------------
------------------------

     The undersigned Holder of the within Warrant hereby irrevocably elects to exercise the within Warrant to the extent of [______] shares of Common Stock, $____ par value per share, of the Company.

     The undersigned herewith encloses the Warrant and

     [_] a certificate representing that number of shares of Common Stock of the Company having an aggregate current market price of $_______ in payment of the Exercise Price;

     [_] a check (payable to the order of the Company) in the amount of $___________ in payment of the Exercise Price; and/or

     [_] the undersigned hereby elects to effect a cashless exercise and authorizes the Company to deduct from the shares issuable upon exercise a number of shares of Common Stock of the Company having an aggregate current market price on the date hereof of $________________.

                  Instructions for Registering the Securities
                  On the Stock Transfer Books of the Company

Name of Transferee:
                     -------------------------------------
State of Organization (if applicable):
                                        ------------------
Federal Tax Identification or
    Social Security Number:
                            ------------------------------
Address:
          ------------------------------------------------

     If this exercise of the Warrant is not an exercise in full, then the undersigned Holder hereby requests that a new Warrant of like tenor (exercisable for the balance of the Exercise Quantity of shares of Common Stock underlying this Warrant) be issued and delivered to the undersigned Holder at the address on the warrant register of the Company.

Dated:
       --------------------       ------------------------------------------
                                  (Name of Registered Holder - Please Print)


                                  By:
                                      --------------------------------------
                                  (Signature of Registered Holder or of Duly
                                  Authorized Signatory)

                                      Title:
                                             -------------------------------

                             COMMON STOCK WARRANT
                             --------------------

                                ASSIGNMENT FORM
                                ---------------


     FOR VALUE RECEIVED, the undersigned Holder of the within Warrant hereby sells, assigns and transfers unto the transferee whose name and address are set forth below all of the rights of the undersigned under the within Warrant (to the extent of the portion of the within Warrant being transferred hereby, which portion is _____________________).

Name of Transferee:
                    --------------------------------------
State of Organization (if applicable):
                                       -------------------
Federal Tax Identification or
    Social Security Number:
                            ------------------------------
Address:
         -------------------------------------------------

     If such portion of the Warrant being transferred shall not consist of all of the within Warrant, then the undersigned hereby requests that, as provided in the within Warrant, a new warrant of like tenor respecting the balance of the Exercise Quantity of shares of Common Stock underlying this Warrant not being transferred pursuant hereto be issued in the name of and delivered to the undersigned. The undersigned does hereby irrevocably constitute and appoint ________________________ attorney to register the foregoing transfer on the books of the Company maintained for that purpose, with full power of substitution in the premises.

     [_] As required by the Warrant, enclosed herewith is the opinion of legal counsel for the undersigned.


Dated:
       -------------------         ------------------------------------------
                                   (Name of Registered Holder - Please Print)


                                   By:
                                       --------------------------------------
                                   (Signature of Registered Holder or of Duly
                                   Authorized Signatory)

                                       Title:
                                              -------------------------------